EXHIBIT 10.7

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into on September 30, 2020, by and among ARCH RESOURCES, INC., a Delaware corporation ("Arch"), the direct and indirect subsidiaries of Arch identified on the signature pages hereto as "Borrowers" (together with Arch, collectively, "Borrowers", and each individually a "Borrower"), REGIONS BANK, as agent (in its capacity as agent, the "Administrative Agent") for certain financial institutions (collectively, the “Lenders”), and the Lenders.

Recitals:

Borrowers, Administrative Agent and Lenders are parties to a certain Credit Agreement dated April 27, 2017 (as at any time amended, restated, modified or supplemented, the "Credit Agreement"), pursuant to which Lenders have made certain loans and other financial accommodations to Borrowers.

Borrowers, Administrative Agent and Lenders desire to amend the Credit Agreement to, among other things, extend the Stated Commitment Termination Date (as defined in the Credit Agreement), all on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.Definitions.  Capitalized terms used in this Amendment, unless otherwise defined herein, have the respective meanings ascribed to such terms in the Credit Agreement.

2.Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)By adding the following new definitions to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Advance Rate (Coal Inventory)” means a percentage equal to (i) during any Borrowing Base Adjustment Period (Level 2), 75%, (ii) during any Borrowing Base Adjustment Period (Level 3), 60%, (iii) during any Borrowing Base Adjustment Period (Level 4) or Borrowing Base Adjustment Period (Level 5), 45%, and (iv) at all other times, 85%.

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate that has been selected by Administrative Agent and the Borrower Agent after giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate of interest as a replacement to LIBOR for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than 0.75% (75 bps) per annum, then, the Benchmark Replacement will be deemed to be 0.75% (75 bps) per annum for purposes of this Agreement.

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“Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by Administrative Agent and the Borrower Agent after giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Adjusted LIBOR Rate,” the definition of “Base Rate,” the definition of “LIBOR,” the definition of “LIBOR Index Rate,” the definition of “Interest Period,” the  timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to LIBOR:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR;

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; or

(3) in the case of an Early Opt-In Election, the sixth (6th) Business Day after the notice of such Early Opt-In Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-In Election is provided to the Lenders, written notice of objection to such Early Opt-In Election from Lenders comprising the Required Lenders.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR:

(1)a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR;
(2)a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, that states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative.

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with Section 15.1(h) and (y) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 15.1(h).

“Borrowing Base Adjustment Period (Level 2)” means the first day on which Administrative Agent receives any Borrowing Base Certificate indicating that Liquidity has fallen below $200,000,000 (but is equal to or greater than $175,000,000) at any time (an “Initial Level 2 Adjustment Event”), and all subsequent days in which Liquidity is less than $200,000,000 but equal to or greater than $175,000,000 as shown on the most recent Borrowing Base Certificate received by Administrative Agent.

“Borrowing Base Adjustment Period (Level 3)” means the first day on which Administrative Agent receives any Borrowing Base Certificate indicating that Liquidity has fallen below $175,000,000 (but is equal to or greater than $150,000,000) at any time (an “Initial Level 3 Adjustment Event”), and all subsequent days in which Liquidity is less than $175,000,000 but equal to or greater than $150,000,000 as shown on the most recent Borrowing Base Certificate received by Administrative Agent.

“Borrowing Base Adjustment Period (Level 4)” means the first day on which Administrative Agent receives any Borrowing Base Certificate indicating that Liquidity has fallen below $150,000,000 (but is equal to or greater than $125,000,000) at any time (an “Initial Level 4 Adjustment Event”), and all subsequent days in which Liquidity is less than $150,000,000 but equal to or greater than $125,000,000 as shown on the most recent Borrowing Base Certificate received by Administrative Agent.

“Borrowing Base Adjustment Period (Level 5)” means the first day on which Administrative Agent receives any Borrowing Base Certificate or other notice indicating that Liquidity has fallen below $125,000,000 at any time (an “Initial Level 5 Adjustment

Event”), and all subsequent days in which Liquidity is less than $125,000,000 as shown on the most recent Borrowing Base Certificate received by Administrative Agent.

“Commitment Fee Percentage” means the sum of (i)(A) with respect to any calendar month during which the average amount of the Aggregate Revolving Obligations (other than Swingline Loans) on each day during such calendar month exceeded fifty percent (50%) of the aggregate amount of the Commitments on each day during such calendar month, 0.50% (50 bps) per annum and (B) with respect to any other calendar month, 0.75% (75 bps) per annum, plus (ii) if the Specified Cash Balance is less than $15,000,000 as of the last date of the calendar month preceding a Determination Date (or, on or after the Third Amendment Effective Date but prior to the next Determination Date, as of the Third Amendment Effective Date), 0.375% (37.5 bps) per annum.

“Convertible Indebtedness” means Indebtedness of Parent permitted to be incurred under the terms of this Agreement that is either (a) convertible into common stock of Parent (and cash in lieu of fractional shares) and/or cash (in an amount determined by reference to the price of such common stock) and/or any combination thereof or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common stock of Parent and/or cash (in an amount determined by reference to the price of such common stock).

“Early Opt-in Election” means the occurrence of:

(1)a notification by the Administrative Agent to (or the request by the Borrower Agent to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time, contain (as a result of amendment or as originally executed) a new benchmark interest rate to replace LIBOR, and
(2)the joint election by Administrative Agent and the Borrower Agent to trigger a fallback from LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.

“NIB Account” means a non-interest bearing Deposit Account maintained by Borrowers at Regions Bank.

“NIB Account Cash” means cash of Borrowers on deposit from time to time in a NIB Account over which Administrative Agent has first priority Article 9 Control; provided that NIB Account Cash shall not include any Eligible Cash.

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on Parent’s common stock purchased by Parent in connection with the issuance of any Convertible Indebtedness and not for speculative purposes; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by Parent from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by Parent from the sale of such Convertible Indebtedness issued in connection with the Permitted Bond Hedge Transaction.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) on Parent’s common stock sold by Parent substantially concurrently with any purchase by Parent of a related Permitted Bond Hedge Transaction and not entered into for speculative purposes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Reported Eligible Cash” means, on any date, any Eligible Cash that Borrowers included in the calculation of the Borrowing Base set forth in the most recent Borrowing Base Certificate delivered to Administrative Agent hereunder.

“Specified Cash Balance” means, on any date of determination, the sum of (i) the aggregate amount of NIB Account Cash on such date plus (ii) the aggregate amount of Eligible Cash on such date.

“Third Amendment Effective Date” means September 30, 2020.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

(b)By deleting the definitions of “Adjusted LIBOR Rate,” “Cash Collateralize,” “Eligible Cash,” “LC Sublimit,” “Liquidity” and “Stated Commitment Termination Date” in Section 1.1 of the Credit Agreement and by substituting in lieu thereof the following:

“Adjusted LIBOR Rate” means, for any Interest Rate Determination Date with respect to an Interest Period for a LIBOR Loan, the rate per annum obtained by dividing (a) (i) the rate per annum (rounded upward to the next whole multiple of one sixteenth of one percent (1/16 of 1%)) equal to the LIBOR, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (ii) in the event the rate referenced in the preceding clause (i) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum (rounded upward to the next whole multiple of one sixteenth of one percent (1/16 of 1%)) equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service which displays an average settlement rate for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, by (b) an amount equal to the number one minus the Applicable Reserve Requirement.  Notwithstanding anything contained herein to the contrary, if the Adjusted LIBOR Rate, as so determined, is ever less than 0.75% (75 bps) per annum, then, the Adjusted LIBOR Rate shall be deemed to be 0.75% (75 bps) per annum.

“Eligible Cash” means cash of Borrowers on deposit from time to time in a Deposit Account maintained at Regions Bank over which Administrative Agent has (a) first priority Article 9 Control and (b) exclusive control to withdraw or otherwise direct the disposition of funds on deposit therein; provided that Eligible Cash shall not include any NIB Account Cash.

“LC Sublimit” means $50,000,000, subject to any increase, adjustment or reduction pursuant to the terms and conditions hereof (including reductions from time to time pursuant to Section 2.1(g)).

“Liquidity” means, as of any date of determination, the sum of, without duplication, (a) unrestricted cash or Permitted Investments as of such date of the Parent and its Subsidiaries (other than the Securitization Subsidiaries and Bonding Subsidiaries) that are not Foreign Subsidiaries and (x) excluding any Reported Eligible Cash (including any Remedial Eligible Cash that constitutes Reported Eligible Cash), any Remedial Eligible Cash (regardless of whether such Remedial Eligible Cash is Reported Eligible Cash) which must be included in the Borrowing Base on such date to prevent an Overadvance from existing, and any Cash Collateral required to be delivered by Borrowers to Administrative Agent, LC Issuer, Swingline Lender or any other Lender, as applicable, pursuant to this Agreement or any other Loan Document and (y) including any NIB Account Cash and any Eligible Cash not expressly excluded from Liquidity pursuant to clause (x) above; (b) withdrawable funds from brokerage accounts of Borrowers as of such date; (c) Availability as of such date; and (d) any unused commitments that are available to be drawn as of such date by the Parent pursuant to the terms of any Permitted Receivables Financing.

“Stated Commitment Termination Date” means September 30, 2023.

(c)By deleting the references to “$275,000,000” set forth in the definition of “Account Control Period” in Section 1.1 of the Credit Agreement and by substituting in lieu thereof, in each case, a reference to “$250,000,000.”

(d)By deleting the first paragraph of the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement and the table that immediately follows such paragraph and by substituting in lieu thereof the following:

“Applicable Margin” means, subject to the terms of this definition, with respect to any Type of Loan and at any time of determination, a percentage rate per annum equal to the sum of (i) the percentage rate per annum set forth in the following table, as determined by reference to Liquidity as of the last date of the calendar month preceding each Determination Date (as defined below), as further described below, plus (ii) if the Specified Cash Balance is less than $15,000,000 as of the last date of the calendar month preceding a Determination Date (or, on or after the Third Amendment Effective Date but prior to the next Determination Date, as of the Third Amendment Effective Date), 0.375% (37.5 bps) per annum:

Level	Liquidity	Loans
		Base Rate	LIR	LIBOR
I	Less than $200,000,000	2.50%	3.50%	3.50%
II	Greater than or equal to $200,000,000 but less than $275,000,000	2.00%	3.00%	3.00%
III	Greater than or equal to $275,000,000	1.50%	2.50%	2.50%

(e)By deleting in its entirety the first sentence of the third paragraph of the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement.

(f)By deleting the last sentence of the definition of “Base Rate” in Section 1.1 of the Credit Agreement and by substituting in lieu thereof the following:

Notwithstanding anything contained herein to the contrary, if the Base Rate, as so determined, is ever less than 0.75% (75 bps) per annum, then, the Base Rate shall be deemed to be 0.75% (75 bps) per annum.

(g)By deleting the reference to “85%” set forth in clause (a) of the definition of “Borrowing Base” in Section 1.1 of the Credit Agreement and by substituting in lieu thereof a reference to “the Advance Rate (Coal Inventory).”

(h)By deleting clause (c) of the definition of “Borrowing Base” in Section 1.1 of the Credit Agreement and by substituting in lieu thereof the following:

(c)100% of the sum of, without duplication, (i) Reported Eligible Cash plus (ii) any Remedial Eligible Cash which is necessary to include in the Borrowing Base on such date to prevent an Overadvance from existing; minus

(i)By deleting each use of the term “Borrowing Base Adjustment Period” (including, without limitation, at the start of the definition of such term set forth in Section 1.1 of the Credit Agreement) and by substituting in lieu thereof, in each case, a reference to “Borrowing Base Adjustment Period (Level 1).”

(j)By deleting the phrase “subject to any increase, adjustment or reduction pursuant to the terms and conditions hereof” set forth in the definition of “Commitments” in Section 1.1 of the Credit Agreement and by substituting in lieu thereof the phrase “subject to any increase, adjustment or reduction pursuant to the terms and conditions hereof (including reductions from time to time pursuant to Section 2.1(g)).”

(k)By deleting the last sentence of the definition of “Federal Funds Rate” in Section 1.1 of the Credit Agreement and by substituting in lieu thereof the following:

Notwithstanding anything contained herein to the contrary, if the Federal Funds Rate, as so determined, is ever less than 0.75% (75 bps) per annum, then, the Federal Funds Rate shall be deemed to be 0.75% (75 bps) per annum.

(l)By deleting the definitions of “LIBOR Replacement Rate” and “LIBOR Scheduled Unavailability Date”  in Section 1.1 of the Credit Agreement in their entireties.

(m)By adding the following parenthetical immediately prior to the period at the end of the definition of “Overadvance” in Section 1.1 of the Credit Agreement:

(including any such amount arising as a result of the commencement of a Borrowing Base Adjustment Period (Level 1), Borrowing Base Adjustment Period (Level 2), Borrowing Base Adjustment Period (Level 3), Borrowing Base Adjustment Period (Level 4) or Borrowing Base Adjustment Period (Level 5))

(n)By adding the following sentence to the end of the definition of “Prime Rate” in Section 1.1 of the Credit Agreement:

Notwithstanding anything contained herein to the contrary, if the Prime Rate, as so determined, is ever less than 0.75% (75 bps) per annum, then, the Prime Rate shall be deemed to be 0.75% (75 bps) per annum.

(o)By adding the following proviso to the end of the first sentence of Section 2.1(a) of the Credit Agreement:

; provided, however, that at any time that the Borrowing Base includes any Eligible Cash (as set forth on the most recent Borrowing Base Certificate delivered by Borrowers to Administrative Agent), no Lender shall be obligated to make any Loans to Borrowers and, subject to all conditions set forth herein, the only extensions of credit required to be provided hereunder shall be in the form of Letters of Credit issued by LC Issuer

(p)By deleting Section 2.1(d)(ii) of the Credit Agreement in its entirety and by substituting in lieu thereof the following:

(ii)Any Overadvance shall (A) be immediately due and payable ON DEMAND and, once paid to Administrative Agent, shall be applied, first, to the payment of any Swingline Loans; second, to all Loans which are Base Rate Loans or LIR Loans; third to Loans which are LIBOR Loans; and, fourth, to Cash Collateralize the LC Obligations; provided that, immediately upon the occurrence of an Overadvance caused by the reduction of the Advance Rate (Coal Inventory) at the commencement of a Borrowing Base Adjustment Period (Level 2), Borrowing Base Adjustment Period (Level 3), Borrowing Base Adjustment Period (Level 4), or Borrowing Base Adjustment Period (Level 5) (each, an “Applicable Borrowing Base Adjustment Period”), Borrowers may elect, in lieu of such payment, to deposit Eligible Cash in an amount equal to the amount of such Overadvance (any Eligible Cash deposited for such purpose, “Remedial Eligible Cash”); (B) constitute Obligations secured by the Collateral; and (C) be entitled to all benefits of the Loan Documents.  Any Remedial Eligible Cash must remain Eligible Cash until the date that both of the following are true (such date, the “Remedial Eligible Cash Release Date”): (i) at least 120 days have passed since Borrowers’ deposit of such Remedial Eligible Cash and (ii) the most recent Borrowing Base Certificates received by Administrative Agent indicate that Liquidity has exceeded relevant Liquidity Threshold Amount (as defined below) for a period of at least thirty (30) consecutive days.  As used herein, the term “Liquidity Threshold Amount” means (I) with respect to any Remedial Eligible Cash deposited in connection with a Borrowing Base Adjustment Period (Level 2), $200,000,000, (II) with respect to any Remedial Eligible Cash deposited in connection with a Borrowing Base Adjustment Period (Level 3), $175,000,000, (III) with respect to any Remedial Eligible Cash deposited in connection with a Borrowing Base Adjustment Period (Level 4), $150,000,000, and (IV) with respect to any Remedial Eligible Cash deposited in connection with a Borrowing Base Adjustment Period (Level 5), $125,000,000.  After the Remedial Eligible Cash Release Date for particular Remedial Eligible Cash, upon receipt of Borrowers’ written request and so long as no Event of Default then exists, Administrative Agent shall direct disposition to Borrowers of Eligible Cash in an amount equal to such Remedial Eligible Cash.

(q)By deleting the reference to “$5,000,000” set forth in Section 2.1(d)(iii) of the Credit Agreement and by substituting in lieu thereof a reference to “ten percent (10%) of the aggregate amount of the Commitments.”

(r)By adding the following new Section 2.1(g) to the Credit Agreement immediately after Section 2.1(f) thereof:

(g)Decreases to Commitments and LC Sublimit.  The Commitments and the LC Sublimit will reduce permanently (subject to any later Commitment Increase effectuated pursuant to the immediately preceding clause (f)) and automatically as follows:

(i)Upon the commencement of any Borrowing Base Adjustment Period (Level 2) and so long as the Commitments or the LC Sublimit, as applicable, have not previously been reduced to an amount equal to or less than such amount, the Commitments and the LC Sublimit will reduce permanently and automatically to $45,000,000 and each Lender’s Commitment shall be permanently and automatically reduced to an amount equal to its Pro Rata Share of such reduced Commitments;

(ii)Upon the commencement of any Borrowing Base Adjustment Period (Level 3) and so long as the Commitments or the LC Sublimit, as applicable, have not previously been reduced to an amount equal to or less than such amount, the Commitments and the LC Sublimit will reduce permanently and automatically to $40,000,000 and each Lender’s Commitment shall be permanently and automatically reduced to an amount equal to its Pro Rata Share of such reduced Commitments; and

(iii)Upon the commencement of any Borrowing Base Adjustment Period (Level 4) and so long as the Commitments or the LC Sublimit, as applicable, have not previously been reduced to an amount equal to or less than such amount, the Commitments and the LC Sublimit will reduce permanently and automatically to $35,000,000 and each Lender’s Commitment shall be permanently and automatically reduced to an amount equal to its Pro Rata Share of such reduced Commitments.

(s)By deleting the reference to “0.375% per annum” set forth in Section 3.2(b) of the Credit Agreement and by substituting in lieu thereof a reference to “the Commitment Fee Percentage applicable with respect to the immediately preceding calendar month.”

(t)By deleting clauses (i) and (ii) of Section 9.5(b) of the Credit Agreement (but not the proviso that follows clause (ii) of such section) and by substituting in lieu thereof the following:

(i) field examinations of any Loan Party’s or Subsidiary’s books and records or any other financial or Collateral matters as Administrative Agent deems appropriate, up to two times per Fiscal Year and (ii) appraisals of Inventory, up to two times time per Fiscal Year

(u)By deleting Section 9.16(f)(iii) of the Credit Agreement in its entirety and by substituting in lieu thereof the following:

(iii)promptly after any Senior Officer of any Borrower has learned that Liquidity no longer equals or exceeds $125,000,000;

(v)By deleting Section 10.1(m) of the Credit Agreement in its entirety and by substituting in lieu thereof the following:

(m)Debt (i) in respect of Swap Agreements entered into in the ordinary course of business consistent with past practice, (ii) in connection with a Permitted Bond Hedge Transaction or Permitted Warrant Transaction or (iii) arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds or other cash management services including, but not limited to, treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements, in each case entered into or arising in the ordinary course of business;

(w)By deleting the word “or” at the end of Section 10.8(d) of the Credit Agreement, by deleting the period at the end of Section 10.8(e) of the Credit Agreement and substituting in lieu thereof a semicolon followed by the word “or,” and by adding the following new subsection (f) to Section 10.8 to the Credit Agreement immediately after Section 10.8(e):

(f)(i) any payments in connection with a Permitted Bond Hedge Transaction and (ii) the settlement of any related Permitted Warrant Transaction (A) by delivery of shares of Parent’s common stock upon settlement thereof or (B) by (1) set-off against the related Permitted Bond Hedge Transaction or (2) payment of an early termination amount thereof in common stock upon any early termination thereof.

(x)By deleting the first parenthetical phrase in Section 10.9(a) of the Credit Agreement and by substituting in lieu thereof the following:

(excluding, for the avoidance of doubt, permitted unsecured Debt, permitted Convertible Indebtedness, any Permitted Receivables Financing and the Term Loan Obligations)

(y)By deleting Section 10.11(g) of the Credit Agreement in its entirety and by substituting in lieu thereof the following:

(g)other Investments so long as both immediately before and immediately after giving effect to any such Investment under this clause (g), Liquidity equals or exceeds $175,000,000;

(z)By deleting Section 11.1(a) of the Credit Agreement in its entirety and by substituting in lieu thereof the following:

(a)Minimum Liquidity.  At all times, Borrowers shall cause (i) Liquidity to equal or exceed $100,000,000 and (ii) the portion of Liquidity consisting of unrestricted cash or Permitted Investments of the Parent and its Subsidiaries (other than the Securitization Subsidiaries and Bonding Subsidiaries) that are not Foreign Subsidiaries to equal or exceed $90,000,000.

(aa)By deleting Section 15.1(a) of the Credit Agreement in its entirety and by substituting in lieu thereof the following:

(a)Inability to Determine Applicable Interest Rate.  In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), with respect to any LIBOR Loans or LIR Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such LIBOR Loans or LIR Loans on the basis provided for in the definition of Adjusted LIBOR Rate or LIBOR Index Rate, as applicable (provided that no Benchmark Transition Event shall have occurred at such time), Administrative Agent shall on such date give notice to Borrower Agent and each Lender of such determination, whereupon (A) no Loans may be made as, or converted to, LIBOR Loans or LIR Loans until such time as Administrative Agent notifies Borrower Agent and Lenders that the circumstances giving rise to such notice no longer exist, and (B) any Notice of Borrowing or Notice of Conversion/Continuation given by Borrowers with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Borrowers and such Loans shall be automatically made or continued as, or converted to, as applicable, Base Rate Loans without reference to the Adjusted LIBOR Rate component of the Base Rate.

(bb)By deleting Section 15.1(h) of the Credit Agreement in its entirety and by substituting in lieu thereof the following:

(h)Benchmark Transition Event.  Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, but without limiting subsections (b) of this Section 15.1, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Transition Event, Administrative Agent and the Borrower Agent may amend this Agreement to replace LIBOR with a Benchmark Replacement.  Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Administrative Agent has posted such proposed amendment to all Lenders, so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising at such time the Required Lenders.  Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered written notice to Administrative Agent that such Required Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant hereto will occur prior to the applicable Benchmark Replacement Date. In connection with the implementation of a Benchmark Replacement, Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments to any Loan Documents implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. Administrative Agent will promptly notify the Borrower Agent and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or Lenders pursuant to this Section,  including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error on all parties and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly may be  required pursuant to this Section. Upon the Borrower

Agent’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower Agent may revoke any request for a Borrowing of a LIBOR Rate Loan or, conversion to or continuation of a LIBOR Rate Loan to be made, converted or continued during any Benchmark Unavailability Period, provided, that, in the event that the Borrower Agent does not revoke such request or does not revoke such request in the time or manner required herein, then, any such request shall be deemed to be a request for a Borrowing of, or conversion to, a Base Rate Loan.  During any Benchmark Unavailability Period, any component of the Base Rate based upon LIBOR will not be used in any determination of the Base Rate.

(cc)By deleting each reference to “Arch Coal, Inc.” in the Credit Agreement and the other Loan Documents and by substituting in lieu thereof, in each case, a reference to “Arch Resources, Inc., formerly known as Arch Coal, Inc.”

(dd)By deleting Exhibit E to the Credit Agreement in its entirety and by substituting in lieu thereof the replacement exhibit attached hereto as Annex A.

3.Ratification and Reaffirmation.  Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents, and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

4.Acknowledgments and Stipulations.  Each Borrower acknowledges and stipulates that this Amendment and each other Loan Document to which such Borrower is party constitutes a legal, valid and binding obligation of such Borrower that is enforceable against such Borrower in accordance with the terms hereof or thereof, as applicable, except to the extent that enforceability of any portion hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance; that all of the Obligations are owing and payable, in each case to the extent provided in the Loan Documents, without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby knowingly and voluntarily waived by each Borrower); that the security interests and Liens granted by such Borrower in favor of Administrative Agent are fully perfected first priority security interests and Liens (subject only to Permitted Liens) in and to the assets of the Loan Parties that constitute ABL Priority Collateral and second priority Liens (subject only to Permitted Liens) in and to the assets of the Loan Parties that constitute Term Loan Priority Collateral (in each case, subject to any remaining actions that may be required in accordance with Section 9.20 of the Credit Agreement); that the unpaid principal amount of the Loans and outstanding Letters of Credit on and as of September 29, 2020, totaled $29,195,746.00; and that the Applicable Margin and the Commitment Fee Percentage will increase as provided in the Credit Agreement (after giving effect to this Amendment) when this Amendment becomes effective unless the Specified Cash Balance (as defined in the Credit Agreement after giving effect to this Amendment) at such time equals or exceed $15,000,000.

5.Representations and Warranties.  Each Borrower represents and warrants to Administrative Agent and the Lenders, to induce each to enter into this Amendment, that no Default or Event of Default exists on the date hereof; that the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate or company action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and that all of the representations and warranties made by such Borrower in the Credit Agreement are true and correct in all material respects on the effective date hereof (provided that any representation or warranty that is qualified as to “materiality,” “Material Adverse Change” or similar language shall be true and correct (after giving effect to such qualification) in all respects on such effective date), except for those representations and warranties that expressly relate to an earlier date, in which case, they shall have been true and correct in all material respects as of such earlier date.

6.Reference to Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

7.Loan Document Pursuant to Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.  A breach of any representation or warranty in this Amendment shall constitute an Event of Default as provided in Section 12.1 of the Credit Agreement.

8.Conditions Precedent.  The effectiveness of the amendments contained in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Administrative Agent, unless satisfaction thereof is specifically waived in writing by Administrative Agent:

(a)Administrative Agent shall have received each of the following:

(i)counterparts of this Amendment, duly executed by each Borrower and each of the Lenders;

(ii)an omnibus officer’s certificate certifying authorizing resolutions of each Borrower, substantially in the form attached to this Amendment or in such other form as may be agreed to by Administrative Agent, duly executed by an authorized officer of such Borrower;

(iii)counterparts of a Fee Letter relating to this Amendment (the “Third Amendment Fee Letter”), in form and substance satisfactory to Administrative Agent, duly executed by each Borrower; and

(iv)a Borrowing Base Certificate or other certificate signed by a Senior Officer, stating that, at the time this Amendment becomes effective, Liquidity will equal or exceed $240,000,000; and

(b)No Default or Event of Default shall exist.

9.Fees and Expenses.  Borrowers jointly and severally agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment  and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the fees and disbursements of Administrative Agent’s legal counsel, in each case, to the extent provided in the Credit Agreement.

10.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES OR OTHER RULE OF LAW WHICH WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE LAW OF THE STATE OF NEW YORK.

11.No Novation, etc.  Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect.  This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

12.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as provided in Section 14.1 of the Credit Agreement.

13.Entire Agreement.  This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

14.Miscellaneous.  This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

15.Waiver of Jury Trial.  To the fullest extent permitted by applicable law, each party hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

16.Release of Claims.  In consideration of Administrative Agent’s and Lenders’ agreement to amend the Credit Agreement as provided herein, each Borrower hereby RELEASES, ACQUITS AND FOREVER DISCHARGES Administrative Agent, each LC Issuer and each Lender, and each of their respective officers, directors, agents, employees, representatives, Affiliates and trustees and any successors and assigns of any of the foregoing (each, a "Releasee", and collectively, the "Releasees"), from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that any Borrower now has or ever had against any of the Releasees arising under or in connection with the Loan Documents, based in whole or in part on facts, whether or not now known, existing on or before the date of this Amendment (collectively, “Claims”).  Each Borrower hereby represents and warrants to the Releasees that no Borrower has transferred or assigned to any person or entity of any kind any Claim that such Borrower ever had or claimed to have against any Releasee.

[Remainder of page intentionally left blank;
signatures begin on the following page.]

IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

ARCH RESOURCES, INC.

as “Borrower Agent” and as a “Borrower”

By: /s/ Robert Jones ___________________________

Name: Robert Jones

Title: Senior Vice President – Law

ACI Terminal, LLC

Allegheny Land LLC

Arch Coal Sales Company, Inc.

Arch Coal Group, LLC

Arch Coal Operations LLC

Arch Coal West, LLC

Arch Energy Resources, LLC

Arch Land LLC

Arch of Wyoming, LLC

Arch Reclamation Services LLC

Arch Western Acquisition Corporation

Arch Western Acquisition, LLC

Arch Western Bituminous Group, LLC

Arch Western Resources, LLC

Ark Land LLC

Ark Land KH LLC

Ark Land LT LLC

Ark Land WR LLC

Ashland Terminal, Inc.

Bronco Mining Company LLC

Catenary Coal Holdings LLC

CoalQuest Development LLC

HAWTHORNE COAL COMPANY LLC

Hunter Ridge Coal LLC

Hunter Ridge Holdings, Inc.

Hunter Ridge LLC

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Eastern Land, LLC

ICG Eastern, LLC

ICG Illinois, LLC

as “Borrowers”

By: /s/ Robert G. Jones __________________________

Name: Robert G, Jones

Title:   Secretary

[Signatures continued on following page.]

Third Amendment to Credit Agreement (Arch Coal)

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

ICG, LLC

International Energy Group, LLC

Juliana Mining Company LLC

King Knob Coal Co. LLC

MAIDSVILLE LANDING TERMINAL, LLC

Marine Coal Sales LLC

Meadow Coal Holdings, LLC

Melrose Coal Company LLC

Mingo Logan Coal LLC

Mountain Coal Company, L.L.C.

Mountain Gem Land LLC

Mountain Mining LLC

Mountaineer Land LLC

Otter Creek Coal, LLC

Patriot Mining Company LLC

Prairie Holdings, Inc.

Shelby Run Mining Company, LLC

Thunder Basin Coal Company, L.L.C.

Triton Coal Company, LLC

Upshur Property LLC

Vindex Energy LLC

Western Energy Resources LLC

White Wolf Energy LLC

Wolf Run Mining LLC

as “Borrowers”

By:_/s/ Robert G. Jones

___________________________________

Name: Robert Jones

Title:    Secretary

[Signatures continued on following page.]

Third Amendment to Credit Agreement (Arch Coal)

REGIONS BANK

as “Administrative Agent”, “LC Issuer,” and as the sole “Lender”

By: /s/ Mark A. Kassis___________________________

Name: Mark A. Kassis

Title:   Managing Director

Third Amendment to Credit Agreement (Arch Coal)

ANNEX A

Replacement Exhibit E to the Credit Agreement

(See attached.)

EXHIBIT E

Form of borrowing base CERTIFICATE

See Attached.

OMNIBUS OFFICER’S CERTIFICATE

OF

AUTHORIZING RESOLUTIONS

September 30, 2020

Each of the undersigned DOES HEREBY CERTIFY that he or she is an officer of ARCH RESOURCES, INC., a Delaware corporation ("Arch"), and/or certain of its direct and indirect subsidiaries listed on the annexes to this certificate (together with Arch, collectively, "Companies", and each individually a "Company"), as indicated beneath his signature hereto, and he or she is keeper of or has direct access to the records of each Company for which he or she is indicated to be an officer;

Each of the undersigned DOES FURTHER CERTIFY, with respect to each Company for which he or she is indicated to be an officer, that the Board of Directors, managers or members, as applicable, of each such Company duly adopted resolutions (or written consents in lieu of resolutions) by unanimous consent, effective as of September 30, 2020, substantially identical to the written consent in lieu of resolutions attached hereto as Exhibit A; and that said resolutions (or written consents in lieu of resolutions) are still in full force and effect.

Each of the undersigned DOES FURTHER CERTIFY, with respect to each Company for which he or she is indicated to be an officer, that attached hereto as Exhibit B is a list of the Authorized Officers of each such Company who are authorized to execute any Loan Document or any other document delivered in connection therewith on behalf of the Company and on this day hold the offices set opposite his or her name, and the signatures appearing opposite their respective names are the true and genuine signatures of such officers.

Each of the undersigned DOES FURTHER CERTIFY, with respect to each Company for which he or she is indicated to be an officer, that the Organizational Documents of each such Company have not been amended or modified since the same were certified to Regions Bank on April 27, 2017 except as shown on Exhibit C attached hereto.

[Remainder of page intentionally left blank;
signatures appear on the following page.]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date first written above.

______________________________

Robert Jones, Senior Vice President – Law of Arch Resources, Inc. and Secretary of each Company listed on Annex A hereto

The undersigned, each being an authorized officer of the Companies indicated beneath his signature below, do hereby certify, with respect to each Company for which he is indicated to be an officer, that the foregoing resolutions (or resolutions substantially identical to the foregoing resolutions) were passed by the Board of Directors, members or managers, as applicable, of each such Company, and that the individual signing above with respect to each such Company is an authorized officer of each such Company and is duly authorized to attest to the passage of said resolutions.

______________________________

Matt Giljum, Senior Vice President and CFO of Arch Resources, Inc.

______________________________

Rosemary Klein, Vice President and Assistant Secretary of each Company listed on Annex A hereto

2

EXHIBIT A

Form of Resolutions or Written Consents in Lieu of Resolutions

(See attached.)

EXHIBIT B

Names and Titles of Officers; Specimen Signatures

Name and Specimen Signature	Title	Applicable Company(ies)
Paul Lang By:_______________________	CEO and President	Arch Resources, Inc.
President

ACI Terminal, LLC

Allegheny Land LLC

Arch Coal Group, LLC

Arch Coal Operations LLC

Arch of Wyoming, LLC

Arch Reclamation Services LLC

Arch Western Acquisition Corporation

Arch Western Acquisition, LLC

Arch Western Bituminous Group, LLC

Arch Western Resources, LLC

Ark Land KH LLC

Ark Land LT LLC

Ark Land WR LLC

Bronco Mining Company LLC

Catenary Coal Holdings LLC

CoalQuest Development LLC

Hawthorne Coal Company LLC

Hunter Ridge Coal LLC

Hunter Ridge Holdings, Inc.

Hunter Ridge LLC

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Eastern Land, LLC

ICG Eastern, LLC

ICG Illinois, LLC

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

ICG, LLC

International Energy Group, LLC

Juliana Mining Company LLC

King Knob Coal Co. LLC

Marine Coal Sales LLC

Meadow Coal Holdings, LLC

Melrose Coal Company LLC

Mingo Logan Coal LLC

Mountain Coal Company, L.L.C.

Mountain Gem Land LLC

Mountain Mining LLC

Mountaineer Land LLC

Otter Creek Coal, LLC

Patriot Mining Company LLC

Prairie Holdings, Inc.

Shelby Run Mining Company, LLC Thunder Basin Coal Company, L.L.C. Triton Coal Company, LLC Upshur Property LLC Vindex Energy LLC Western Energy Resources LLC White Wolf Energy LLC Wolf Run Mining LLC
Matt Giljum By:_______________________	Senior Vice President and CFO	Arch Resources, Inc.
	Vice President	Arch Coal West, LLC Arch Western Acquisition, LLC Arch Western Resources, LLC
John Drexler By:_______________________	Senior Vice President and COO	Arch Resources, Inc.
Vice President and Treasurer

ACI Terminal, LLC

Allegheny Land LLC

Arch Coal Sales Company, Inc.

Arch Coal Group, LLC

Arch Coal Operations LLC

Arch Coal West, LLC

Arch Energy Resources, LLC

Arch Land LLC

Arch of Wyoming, LLC

Arch Reclamation Services LLC

Arch Western Acquisition Corporation

Arch Western Acquisition, LLC

Arch Western Bituminous Group, LLC

Arch Western Resources, LLC

Ark Land LLC

Ark Land KH LLC

Ark Land LT LLC

Ark Land WR LLC

Ashland Terminal, Inc.

Bronco Mining Company LLC

Catenary Coal Holdings LLC

CoalQuest Development LLC

Hawthorne Coal Company LLC

Hunter Ridge Coal LLC

Hunter Ridge Holdings, Inc.

Hunter Ridge LLC

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Eastern Land, LLC

ICG Eastern, LLC

ICG Illinois, LLC

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

ICG, LLC

International Energy Group, LLC

Juliana Mining Company LLC

King Knob Coal Co. LLC

Maidsville Landing Terminal, LLC

Marine Coal Sales LLC

Meadow Coal Holdings, LLC

Melrose Coal Company LLC

Mingo Logan Coal LLC

Mountain Coal Company, L.L.C.

Mountain Gem Land LLC

Mountain Mining LLC

Mountaineer Land LLC

Otter Creek Coal, LLC

Patriot Mining Company LLC

Prairie Holdings, Inc.

Shelby Run Mining Company, LLC

Thunder Basin Coal Company, L.L.C.

Triton Coal Company, LLC

Upshur Property LLC

Vindex Energy LLC

Western Energy Resources LLC

White Wolf Energy LLC

Wolf Run Mining LLC

Robert Jones By:_______________________	Senior Vice President – Law, General Counsel and Secretary	Arch Resources, Inc.
Secretary

ACI Terminal, LLC

Allegheny Land LLC

Arch Coal Sales Company, Inc.

Arch Coal Group, LLC

Arch Coal Operations LLC

Arch Energy Resources, LLC

Arch Land LLC

Arch of Wyoming, LLC

Arch Reclamation Services LLC

Arch Western Acquisition Corporation

Arch Western Acquisition, LLC

Arch Western Bituminous Group, LLC

Ark Land LLC

Ark Land KH LLC

Ark Land LT LLC

Ark Land WR LLC

Ashland Terminal, Inc.

Bronco Mining Company LLC

Catenary Coal Holdings LLC

CoalQuest Development LLC

Hawthorne Coal Company LLC

Hunter Ridge Coal LLC

Hunter Ridge Holdings, Inc.

Hunter Ridge LLC

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Eastern Land, LLC

ICG Eastern, LLC

ICG Illinois, LLC

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

ICG, LLC

International Energy Group, LLC

Juliana Mining Company LLC

King Knob Coal Co. LLC

Maidsville Landing Terminal, LLC

Marine Coal Sales LLC

Meadow Coal Holdings, LLC

Melrose Coal Company LLC

Mingo Logan Coal LLC

Mountain Coal Company, L.L.C.

Mountain Gem Land LLC

Mountain Mining LLC

Mountaineer Land LLC

Otter Creek Coal, LLC

Patriot Mining Company LLC

Prairie Holdings, Inc.

Shelby Run Mining Company, LLC

Thunder Basin Coal Company, L.L.C.

Triton Coal Company, LLC

Upshur Property LLC

Vindex Energy LLC

Western Energy Resources LLC

White Wolf Energy LLC

Wolf Run Mining LLC

	Vice President and Secretary	Arch Western Resources, LLC
	President and Secretary	Arch Coal West, LLC
Rosemary Klein By:_______________________	Vice President and Assistant Secretary	ACI Terminal, LLC Allegheny Land LLC Arch Coal Sales Company, Inc. Arch Coal Group, LLC Arch Coal Operations LLC Arch Coal West, LLC

Arch Energy Resources, LLC

Arch Land LLC

Arch of Wyoming, LLC

Arch Reclamation Services LLC

Arch Western Acquisition Corporation

Arch Western Acquisition, LLC

Arch Western Bituminous Group, LLC

Arch Western Resources, LLC

Ark Land LLC

Ark Land KH LLC

Ark Land LT LLC

Ark Land WR LLC

Ashland Terminal, Inc.

Bronco Mining Company LLC

Catenary Coal Holdings LLC

CoalQuest Development LLC

Hawthorne Coal Company LLC

Hunter Ridge Coal LLC

Hunter Ridge Holdings, Inc.

Hunter Ridge LLC

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Eastern Land, LLC

ICG Eastern, LLC

ICG Illinois, LLC

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

ICG, LLC

International Energy Group, LLC

Juliana Mining Company LLC

King Knob Coal Co. LLC

Maidsville Landing Terminal, LLC

Marine Coal Sales LLC

Meadow Coal Holdings, LLC

Melrose Coal Company LLC

Mingo Logan Coal LLC

Mountain Coal Company, L.L.C.

Mountain Gem Land LLC

Mountain Mining LLC

Mountaineer Land LLC

Otter Creek Coal, LLC

Patriot Mining Company LLC

Prairie Holdings, Inc.

Shelby Run Mining Company, LLC

Thunder Basin Coal Company, L.L.C.

Triton Coal Company, LLC Upshur Property LLC Vindex Energy LLC Western Energy Resources LLC White Wolf Energy LLC Wolf Run Mining LLC
Paul Demzik By:_______________________	President	Arch Coal Sales Company, Inc. Arch Energy Resources, LLC Ashland Terminal, Inc.
	Vice President	Maidsville Landing Terminal, LLC Marine Coal Sales LLC
David Finnerty By:_______________________	President	Arch Land LLC Ark Land LLC
John Ziegler, Jr. By:_______________________	Vice President

Arch of Wyoming, LLC

ICG Beckley, LLC

ICG Illinois, LLC

ICG Tygart Valley, LLC

ICG, LLC

Mingo Logan Coal LLC

Mountain Coal Company, L.L.C.

Otter Creek Coal, LLC

Thunder Basin Coal Company, L.L.C.

Vindex Energy LLC

Wolf Run Mining LLC

EXHIBIT C

Amendments to Organizational Documents

(See attached.)

ANNEX A

ACI Terminal, LLC

Allegheny Land LLC

Arch Coal Sales Company, Inc.

Arch Coal Group, LLC

Arch Coal Operations LLC

Arch Coal West, LLC

Arch Energy Resources, LLC

Arch Land LLC

Arch of Wyoming, LLC

Arch Reclamation Services LLC

Arch Western Acquisition Corporation

Arch Western Acquisition, LLC

Arch Western Bituminous Group, LLC

Arch Western Resources, LLC

Ark Land LLC

Ark Land KH LLC

Ark Land LT LLC

Ark Land WR LLC

Ashland Terminal, Inc.

Bronco Mining Company LLC

Catenary Coal Holdings LLC

CoalQuest Development LLC

Hawthorne Coal Company LLC

Hunter Ridge Coal LLC

Hunter Ridge Holdings, Inc.

Hunter Ridge LLC

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Eastern Land, LLC

ICG Eastern, LLC

ICG Illinois, LLC

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

ICG, LLC

International Energy Group, LLC

Juliana Mining Company LLC

King Knob Coal Co. LLC

Maidsville Landing Terminal, LLC

Marine Coal Sales LLC

Meadow Coal Holdings, LLC

Melrose Coal Company LLC

Mingo Logan Coal LLC

Mountain Coal Company, L.L.C.

Mountain Gem Land LLC

Mountain Mining LLC

Mountaineer Land LLC

Otter Creek Coal, LLC

Patriot Mining Company LLC

Prairie Holdings, Inc.

Shelby Run Mining Company, LLC

Thunder Basin Coal Company, L.L.C.

Triton Coal Company, LLC

Upshur Property LLC

Vindex Energy LLC

Western Energy Resources LLC

White Wolf Energy LLC

Wolf Run Mining LLC